Exhibit 10.69

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.:130339

AMD_00090437.0

AMENDMENT

Date of Amendment: February 21, 2013

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	MSCI USA Risk Weighted Index
•	MSCI USA Value Weighted Index
•	MSCI USA Momentum Index
•	MSCI USA Quality Index

The above Indexes shall be collectively referred to hereunder as the “Indexes for iShares Risk Premia ETFs.”

2.	Licensee may use the Indexes for iShares Risk Premia ETFs and associated Marks solely with respect to the following Funds:
•	iShares MSCI USA Size Factor ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Risk Weighted Index.
•	iShares MSCI USA Value Factor ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Value Weighted Index.
•	iShares MSCI USA Momentum Factor ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Momentum Index.
•	iShares MSCI USA Quality Factor ETF which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Quality Index.

(For purposes of this Agreement, each fund noted above is referred to herein as a “Fund.”)

3.	For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to Funds based on the Indexes for iShares Risk Premia ETFs, subject to the following:
•	The *********** fee shall be ***********.
4.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

5.	MSCI may terminate this Amendment with respect to the Index in the event that Licensee does not list a Fund based on the Index on an exchange within 1 year of the date of this Amendment.
6.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

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LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC

By	/s/ Timothy Meyer	By	/s/ David Kinzelberg
Name	Timothy M. Meyer	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director

LICENSEE: BlackRock Institutional Trust Company, N.A

By	/s/ Jenni Lee
Name	Jenni A. Lee
Title	Director

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